Exhibit 3.7

Québec

CERTIFICATE OF AMENDMENT

Companies Act, Part 1A
(R.S.Q., chap. C-38)

I hereby certify that

DÉPAN-ESCOMPTE COUCHE-TARD INC.

amended its articles on APRIL 11, 1995 under Part 1A of the Companies Act, as indicated in the attached Articles of Amendment.

Filed in the register on May 12, 1995
under registration number 1140316010

Government of Quebec
Inspector General of Financial Institutions	(signed: Alfred Vaillancourt)
Interim Inspector General of Financial Institutions

Government of Quebec	Government of Quebec
Inspector General of Financial Institutions	Inspector General of Financial Institutions
Form 5
ARTICLES OF AMENDMENT
Companies Act, R.S.Q., c. C-38
Part 1A

1	Corporate name

DÉPAN-ESCOMPTE COUCHE-TARD INC.

2	Current address of company:

1002 Sherbrooke W., 28th Floor Montreal Quebec H3A 3L6

3	Motion filed under section 123.140 and following of the Companies Act

4	The Company’s articles are amended as follows:

Judicial district changed from Montreal to the judicial district of Laval

5	Effective date, if different from filing date (see instructions)	6 Corporate name (or designating number) prior to the amendment, if different from that mentioned in Item 1
N/A

If there is insufficient space, attach two (2) copies of a schedule.

Signature of authorized director	(signed)
Richard Fortin

Reserved for administrative purposes

Government of Québec

Filed on

APR. 11 1995

Inspector General of
Financial Institutions

Québec

CERTIFICATE OF AMENDMENT

Companies Act, Part IA
(R.S.Q., chap. C-38)

I hereby certify that

DÉPAN-ESCOMPTE COUCHE-TARD INC.

amended its articles on DECEMBER 15, 1994 under Part 1A of the Companies Act, as indicated in the attached Articles of Amendment.

Filed in the register on January 27, 1995
under registration number 1140316010

Government of Quebec
Inspector General of Financial Institutions	(signed: Alfred Vaillancourt)
Interim Inspector General of Financial Institutions

Government of Quebec	Government of Quebec
Inspector General of Financial Institutions	Inspector General of Financial Institutions
Form 5
ARTICLES OF AMENDMENT
Companies Act, R.S.Q., c. C-38
Part 1A

1	Corporate name

DÉPAN-ESCOMPTE COUCHE-TARD INC.

2	Current address of company:

1002 Sherbrooke W., 28th Floor Montreal Quebec H3A 3L6

3	Motion filed under section 123.140 and following of the Companies Act

4	The Company’s articles are amended as follows:

5	Effective date, if different from filing date (see instructions)	6 Corporate name (or designating number) prior to the amendment, if different from that mentioned in Item 1
	N/A	9003-9702 Québec Inc.

If there is insufficient space, attach two (2) copies of a schedule.

Signature of authorized director	(signed)
Richard Fortin

Reserved for administrative purposes

Government of Québec

Filed on

DEC. 15 1994

Inspector General of Financial Institutions

Québec

CERTIFICATE OF INCORPORATION

Companies Act, Part 1A
(R.S.Q., chap. C-38)

I hereby certify that

9003-9702 QUÉBEC INC.

was incorporated on MARCH 29, 1994 under Part 1A of the Companies Act, as indicated in the attached Articles of Incorporation.

Filed in the register on April 25, 1994
under registration number 1140316010

Government of Quebec
Inspector General of Financial Institutions	(signed: Jean-Marie Bouchard)
Inspector General of Financial Institutions

Government of Quebec	Government of Quebec
Inspector General of Financial Institutions	Inspector General of Financial Institutions
Form 1
ARTICLES OF INCORPORATION
Companies Act, R.S.Q., c. C-38
Part 1A

1	Corporate name

9003-9702 QUÉBEC INC.

2	Judicial district in Québec where the company has its head office	3 Precise number or minimum and maximum number of directors	4 Effective date if later than filing date

	Montreal	Minimum 1 Maximum 10

5	Description of share capital:

See Schedule “A” which forms an integral part hereof.

6	Restrictions on share transfers, if any

See Schedule “B” which forms an integral part hereof.

7	Limits imposed on its activities, where applicable

N/A

8	Other provisions

See Schedule “C” which forms an integral part hereof.

9	Founders
	First and last name	Address, including postal code (in the case of a corporation, indicate the head office and the constituting act)	Signature of each founder (in the case of a corporation, signature of authorized person)

Fondateurs Inteltex Inc.		651 Notre-Dame St. W.	(signed)
Inteltex Incorporators Inc.		Montreal, Quebec H3C 1J1
		Federal corporation	President

If there is insufficient space, attach two (2) copies of a schedule.

Reserved for administrative purposes

Government of Québec

Filed on

MARCH 29 1994

Inspector General
of Financial Institutions

SCHEDULE A

pertaining to

SHARE CAPITAL

The unlimited share capital of the Company consists of seven (7) classes of shares having the following rights, privileges, conditions and restrictions:

A) CLASS “A” SHARES: The number of Class “A” shares shall be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1) Dividends and share in profits and residual assets. Class “A” shareholders, at par with Class “B” shareholders, shall be entitled, subject to the rights and privileges attaching to other classes of shares, to:

(a)          share in the property, profits and surplus assets of the Company, and, in this respect, to receive any dividend declared by the Company; and

(b)         share the residual assets of the Company upon the liquidation of the Company.

(2) Limitation. In addition to the conditions set out in section 123.70 of the COMPANIES ACT, the Company may neither pay any dividend with respect to the Class “A” shares nor acquire any of these shares by mutual agreement if, as a consequence thereof, the book value of the net assets of the Company would become insufficient to redeem all the shares of Class “D” and “E”.

(3) Right to vote. Class “A” shareholders shall be entitled to vote at any meeting of the shareholders of the Company, and each Class “A” share shall confer unto each holder thereof one (1) vote, except at meetings where the right to vote shall be restricted to the shareholders of another class of shares.

(4) Right to exchange shares. Subject to the joint approval of the directors of the Company and the shareholders who hold the majority of the outstanding Class “D” shares, the Class “A” shareholders shall be entitled to exchange, with respect to all or part of their shares, and upon demand, any Class “A” share for a Class “D” share according to the following proportions:  the conversion rate shall be one Class “D” share for each Class “A” share exchanged, the new Class “D” share covering an identical amount to the amount paid to the appropriate subdivision of the issued and paid-up share capital account for the Class “A” share exchanged.

Class “A” shareholders who wish to avail themselves of their right to exchange shall deliver to the head office of the Company or to the office of its transfer agent a notice in writing indicating the number of Class “A” shares which they wish to exchange. This notice shall be delivered with the certificate representing the Class “A” shares which are to be exchanged and shall bear the signature of the persons registered in the Book of the Company as being the holder of these Class “A” shares or the signature of their duly authorized representative. Upon receipt of this notice and of the certificate representing the Class “A” shares which are to be exchanged, the Company shall draw up a certificate for the Class “D” shares which it is issuing as consideration for the exchange and, in the case of the partial exchange of the shares represented by the certificate sent to the Company, prepare at no charge a new certificate representing the Class “A” shares which are not exchanged.

The Class “A” shares thereby exchanged shall be automatically cancelled at the date of their exchange and the Company shall amend the subdivisions of its issued and paid-up share capital account pertaining to the shares of Class “A” and “D”  in accordance with the provisions of sections 123.50 and 123.51 of the COMPANIES ACT.

B)            CLASS “B” COMMON SHARES: The number of Class “B” shares shall be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1) Dividends and share in profits and residual assets. Class “B” shareholders, at par with Class “A” shareholders, shall be entitled, subject to the rights and privileges attaching to other classes of shares, to:

(a)          share in the property, profits and surplus assets of the Company, and, in this respect, to receive any dividend declared by the Company; and

(b)         share the residual assets of the Company upon the liquidation of the Company.

(2) Limitation. In addition to the conditions set out in section 123.70 of the COMPANIES ACT, the Company may neither pay any dividend with respect to the Class “B” shares nor acquire any of these shares by mutual agreement if, as a consequence thereof, the book value of the net assets of the Company would become insufficient to redeem all the shares of Class “D” and “E”.

(3) Right to vote. Class “B” shareholders shall be entitled to vote at any meeting of the shareholders of the Company, and each Class “B” share shall confer unto each holder thereof one (1) vote, except at meetings where the right to vote shall be restricted to the shareholders of another class of shares.

C) CLASS “C” SHARES: The number of Class “C” shares shall be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1) Dividends and share in profits and residual assets. Class “C” shareholders shall not share in the property, in the profits or in the surplus assets of the Company and, in this respect, shall not be entitled to any dividend declared by the Company.

(2) Repayment. If, for any reason, and, in particular, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution of the property or assets of the Company, each Class “C” shareholder shall be entitled, prior to the shareholders of all other classes, to repayment of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class “C” shares.

(3) Right to vote. Class “C” shareholders shall be entitled to vote at any meeting of the shareholders of the Company, and each Class “C” share shall confer unto each holder thereof one (1) vote, except at meetings where the right to vote shall be restricted to the shareholders of another class of shares.

(4) Automatic redemption of shares. Subject to the provisions of section 123.54 of the COMPANIES ACT, the Company shall automatically redeem the Class “C” shares held by a shareholder at the time of his or her death. The Company shall have thirty (30) days from the date of death to pay the testamentary executors or estate administrators of the deceased a price equal to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class “C” shares, upon receipt of the certificates representing the redeemed shares.

The Class “C” shares so redeemed shall be cancelled as of the date of their redemption and the Company shall reduce the subdivision of its issued and paid-up share capital account pertaining to the Class “C” shares in accordance with the provisions of section 123.51 of the COMPANIES ACT.

(5)           Right to purchase shares. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company may, when it deems it advisable to do so, without notice and without regard to the other classes of shares, purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class “C” shares.

The Class “C” shares so purchased shall automatically be cancelled as of the date of their purchase and the Company shall reduce the subdivision of its issued and paid-up share capital account pertaining to the Class “C”  shares in accordance with the provisions of section 123.51 of the COMPANIES ACT.

(6)           Veto Right.  No conversion of the Class “C” shares and no creation of new classes of shares, which are at par with, or preferential to, the Class “C” shares, and no amendment of the provisions above concerning the shares of Class “C” or other existing classes of shares, with a view to conferring to the shares of these other classes rights or privileges equal or preferential to those attaching to the Class “C” shares, shall be authorized unless this conversion, creation or amendment shall have been approved by the vote of at least three quarters (¾) of the Class “C” shares, as represented by the holders thereof attending in person or by proxy at a special or general meeting convened for this purpose, in addition to the other requirements of the COMPANIES ACT.

D) CLASS “D” SHARES: The number of Class “D” shares shall be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1) Dividends. When the Company shall declare dividends, each Class “D” shareholder shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of Class “A”, “B”, “E”, “F” and “G”, and from the funds declared for the payment of dividends, a monthly, preferential and non-cumulative dividend of one per cent (1%) per month, computed on the basis of the “retraction value” of the Class “D” shares, as defined in subsection (5) below. The Company may not declare such dividend for more than one month at a time and it shall be incumbent on the directors to determine the date, the time and the terms of payment thereof.

(2) Repayment. If, for any reason, and, including, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution of the property or assets of the Company, each Class “D” shareholder shall be entitled, prior to the shareholders of Class “A”, “B”, “E”, “F” and “G”, but subsequent to the shareholders of Class “C”, to payment of the “retraction value” with respect to the Class “D” shares, as defined in subsection (5) below, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class “D” shares.

(3) Additional share in profits and residual assets. Class “D” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

(4) No right to vote. Subject to the provisions of the COMPANIES ACT, Class “D” shareholders shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Company, to attend same or to receive notice thereof.

(5) Shareholder’s right to retract shares. Subject to the provisions of section 123.54 of the COMPANIES ACT, the Class “D” shareholders, at any time and upon written notice, shall be entitled to require the Company to redeem their shares, at a price equal to the paid-up amount of such shares in the subdivision of the issued and paid-up share capital account pertaining to the Class “D” shares, plus a premium equal to the difference between the paid-up amount for such shares in the subdivision of the issued and paid-up share capital account pertaining to the Class “D” shares  and the fair market value of the  Class “A” shares when they are exchanged for Class “D” shares.

The “retraction value” for the Class “D” shares shall be the redemption price so determined, to which amount shall be added, where applicable, the amount which the Company pays as declared dividends, but which are not paid on the Class “D” shares.  The Company and the Class “D” shareholders shall base themselves on the fair market value of the Class “A” shares, at the time of their exchange for Class “D” shares, when determining the value of the above-mentioned premium.

In the event of a disagreement by the “Ministère du Revenu du Québec” or by the Department of National Revenue, or by both, as to the determination of the fair market value of the Class “A” shares at the time of their exchange, the applicable departmental determination shall prevail. The amount of the premium shall be adjusted accordingly, provided the Department in question shall afford the Company and the Class “D” shareholder the opportunity of challenging the departmental determination before the Department or before the courts. Where the provincial determination differs from the federal determination, the amount of the premium shall correspond to the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be.

The Class “D” shares so redeemed at the request of a shareholder shall automatically be cancelled as of the date of their redemption and the Company shall reduce the subdivision of its issued and paid-up share capital account pertaining to the Class “D” shares in accordance with the provisions of section 123.51 of the COMPANIES ACT.

(6) Right to purchase shares by mutual agreement. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class “D” shares. However, this purchase price in no way shall exceed the retraction value referred to above or the book value of the net assets of the Company.

The Class “D” shares so purchased shall automatically be cancelled as of the date of their purchase and the Company shall reduce the subdivision of its issued and paid-up share capital account pertaining to the Class “D”  shares in accordance with the provisions of section 123.51 of the COMPANIES ACT.

7)  Veto Right.  No conversion of Class “D” shares and no creation of new classes of shares, which are at par with, or preferential to, the Class “D” shares, and no amendment of the provisions above concerning the shares of Class “D” or other existing classes of shares, with a view to conferring to the shares of these other classes rights or privileges equal or preferential to those attaching to the Class “D” shares, shall be authorized unless this conversion, creation or amendment shall have been approved by the vote of at least three quarters (¾) of the Class “D” shares, as represented by the holders thereof attending in person or by proxy at a special or general meeting convened for this purpose, in addition to the other requirements of the COMPANIES ACT.

E) CLASS “E” SHARES: The number of Class “E” shares shall be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1) Dividends. When the Company shall declare dividends, Class “E” shareholders shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of Class “A”, “B”, “F” and “G”, but subsequent to the shareholders of Class “D”, from the funds declared for the payment of dividends, a monthly, preferential and non-cumulative dividend of one per cent (1%) per month, computed on the basis of the “retraction value” of the Class “E” shares, as defined in subsection (5) below. The Company may not declare such dividend for more than one month at a time and it shall be incumbent on the directors to determine the date, the time and the terms of payment thereof.

(2) Repayment. If, for any reason, including, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution of the property or assets of the Company, each Class “E” shareholder shall be entitled, prior to the shareholders of Class “A”, “B”, “F” and “G”, but subsequent to the shareholders of Class “C” and “D”, to payment of the “retraction value” with respect to the Class “E” shares, as defined in subsection (5) below, to which value shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class “E” shares.

(3) Additional share in profits and residual assets. Class “E” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

(4) Right to vote. Subject to the provisions of the COMPANIES ACT, Class “E” shareholders shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Company, to attend same or to receive notice thereof.

(5) Shareholder’s right to retract shares. Subject to the provisions of section 123.54 of the COMPANIES ACT, the Class “E” shareholders, at any time and upon written notice, shall be entitled to require the Company to redeem their shares, at a price equal to the paid-up amount of such shares in the subdivision of the issued and paid-up share capital account pertaining to the Class “E” shares, plus a premium equal to the difference between the fair market for the consideration received by the Company upon the issue of such Class “E” shares and the aggregate of:

(a)   the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class “E” shares; and

(b)   the fair market value of any property, other than a Class “E” share, given by the Company as payment for this consideration.

The “retraction value” for the Class “E” shares shall be the redemption price so determined, to which amount shall be added, where applicable, the amount which the Company pays as declared dividends, but which are not paid on the Class “E” shares.  The Company and the subscriber for Class “E” shares shall determine jointly at the time of issue of the Class “E” shares the fair market value of the above-mentioned consideration.  In the event of a disagreement by the “Ministère du Revenu du Québec” or by the Department of National Revenue, or by both, as to the determination of the fair market value of such consideration, the applicable departmental determination shall prevail. The amount of the premium shall be adjusted accordingly, provided the Department in question shall afford the Company and the Class “E” shareholder the opportunity of challenging the departmental determination before the Department or before the courts. Where the provincial determination differs from the federal determination, the lesser of the determinations made according to an uncontested assessment or to a final court decision, as the case may be, shall be retained.

The Company shall proceed to redeem the Class “E” shares without regard to the other classes of shares and shall have thirty (30) days from the date of retraction to pay the former Class “E” shareholder the redemption price. If the provisions of section 123.54 of the COMPANIES ACT do not allow it to meet this deadline, the Company shall pay an initial part of the redemption price within the thirty (30) day period, and shall pay the balance as soon as it may lawfully do so.

The Class “E” shares so redeemed at the option of their holder shall be cancelled as of the date of their redemption and the Company shall reduce the subdivision of its issued and paid-up share capital account pertaining to the Class “E”  shares in accordance with the provisions of section 123.51 of the COMPANIES ACT.

In addition, in the event that, at the time of an adjustment, all the Class “E” shares have already been redeemed, the Company shall pay the holders, as soon as it may lawfully do so, any additional premium amount, if the adjustment is upwards, or the holders shall repay the Company any premium amount overpaid if the adjustment is downwards, with interest at the greater of the rate prescribed by section 28 of the ACT RESPECTING THE MINISTÈRE DU REVENU (R.S.Q., c. M-31) or section 4301 of the federal INCOME TAX REGULATIONS, as fixed for the periods in question, the whole pro rata to the number of Class “E” shares held by each holder.  If a part only of the Class “E” had been redeemed at the time, the proportion of the additional payment or repayment, as the case may be, corresponding to the shares already redeemed, shall be made as soon as lawfully possible, with interest at the rate determined above, and with respect to the shares left to be redeemed, it shall amend, upwards or downwards, as the case may be, the amount of the premium for the said shares.

(6) Right to purchase shares by mutual agreement. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class “E” shares. However, this purchase price in no way shall exceed the retraction value referred to above or the book value of the net assets of the Company.

The Class “E” shares so purchased shall be cancelled as of the date of their purchase and the Company shall reduce the subdivision of its issued and paid-up share capital account pertaining to the Class “E”  shares in accordance with the provisions of section 123.51 of the COMPANIES ACT.

7)  Veto Right.  No conversion of Class “E” shares and no creation of new classes of shares, which are at par with, or preferential to, the Class “E” shares, and no amendment of the provisions above concerning the shares of Class “E” or other existing classes of shares, with a view to conferring to the shares of these other classes rights or privileges equal or preferential to those attaching to the Class “E” shares, shall be authorized unless this conversion, creation or amendment shall have been approved by the vote of at least three quarters (¾) of the Class “E” shares, as represented by the holders thereof attending in person or by proxy at a special or general meeting convened for this purpose, in addition to the other requirements of the COMPANIES ACT.

F) CLASS “F” SHARES: The number of Class “F” shares shall be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1) Dividends. When the Company shall declare dividends, the Class “F” shareholders shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of Class “A”, “B” and “G”, but subsequent to the shareholders of Class “D” and “E”, from the funds declared for the payment of dividends, an annual, preferential and non-cumulative dividend of one dollar ($1) per share, and it shall be incumbent on the directors to determine the date, the time and the terms of payment thereof.

(2) Repayment. If, for any reason, including, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution of the property or assets of the Company, each Class “F” shareholder shall be entitled, prior to the shareholders of Class “A”, “B” and “G”, but subsequent to the shareholders of Class “C”,

“D” and “E”, to repayment of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class “F” shares, to which amount shall be added the amount of any declared but unpaid dividends with respect to the Class “F” shares.

(3) Additional share in profits and residual assets. Class “F” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

(4) Right to vote. Subject to the provisions of the COMPANIES ACT, Class “F” shareholders shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Company, to attend same or to receive notice thereof.

(5) Shareholder’s right to retract shares. Subject to the provisions of section 123.54 of the COMPANIES ACT, the Class “F” shareholders, at any time and upon written notice, shall be entitled to require the Company to redeem, all or part of their shares, at a price equal to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class “F” shares, to which amount shall be added, as the case may be, the amount which the Company pay as declared dividends, but which are not paid on the Class “F” shares. The Company shall proceed to redeem the Class “F” shares as of the date of retraction and shall have thirty (30) days to pay the former Class “F” shareholders the retraction price of their shares. If the provisions of section 123.54 of the COMPANIES ACT do not allow it to meet this deadline, the Company shall pay an initial part of the retraction price within the thirty (30) day period, and shall pay the balance as soon as it may lawfully do so.

The Class “F” shares so redeemed at the option of their holder shall be cancelled as of the date of their redemption and the Company shall reduce the subdivision of its issued and paid-up share capital account pertaining to the Class “F”  shares in accordance with the provisions of section 123.51 of the COMPANIES ACT.

(6) Right to purchase shares by mutual agreement. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding Class “F” shares.

The Class “F” shares so purchased shall be automatically cancelled as of the date of their purchase and the Company shall reduce the subdivision of its issued and paid-up share capital account pertaining to the Class “F”  shares in accordance with the provisions of section 123.51 of the COMPANIES ACT.

7) Veto Right.  No conversion of Class “F” shares and no creation of new classes of shares, which are at par with, or preferential to, the Class “F” shares, and no amendment of the provisions above concerning the shares of Class “F” or other existing classes of shares, with a view to conferring to the shares of these other classes rights or privileges equal or preferential to those attaching to the Class “F” shares, shall be authorized unless this conversion, creation or amendment shall have been approved by the vote of at least three quarters (¾) of the Class “F” shares, as represented by the holders thereof attending in person or by proxy at a special or general meeting convened for this purpose, in addition to the other requirements of the COMPANIES ACT.

G) CLASS “G” SHARES: The number of Class “G” shares shall be unlimited; these shares shall be without par value and the following rights, privileges, conditions and restrictions shall attach thereto:

(1) Dividends. When the Company shall declare dividends, the Class “G” shareholders shall be entitled to receive, to the extent of the dividends declared, prior to the shareholders of Class “A” and “B”, but subsequent to the shareholders of Class “D”, “E” and “F”, from the funds declared for the payment of dividends, an annual, preferential and non-cumulative dividend of one dollar ($1) per share, and it shall be incumbent on the directors to determine the date, the time and the terms of payment thereof.

(2) Repayment. If, for any reason, including, in the event of a dissolution or of a voluntary or involuntary winding-up or liquidation, there is a distribution, in whole or in part, of the property or assets of the Company among its shareholders, each Class “G” shareholder shall be entitled, prior to the shareholders of Class “A” and “B”, but subsequent to the shareholders of Class “C”, “D”, “E” and “F”, to repayment of the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class “G” shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class “G” shares.

(3) Additional share in profits and residual assets. Class “G” shares shall not confer any other right to share in the property, in the profits or in the surplus assets of the Company.

(4) Right to vote. Subject to the provisions of the COMPANIES ACT, Class “G” shareholders shall not be entitled, in that capacity alone, to vote at meetings of the shareholders of the Company, to attend same or to receive notice thereof.

(5) Right of Company to unilaterally redeem shares. Subject to the provisions of section 123.53 of the COMPANIES ACT, the Company, at any time, if it deems it advisable to do so and upon at least thirty (30) days’ written notice, shall be entitled to unilaterally redeem the Class “G” shares, at a price equal to the amount paid, in respect of these shares, into the subdivision of the issued and paid-up share capital account pertaining to the Class “G” shares, to which amount shall be added, as the case may be, the amount of any declared but unpaid dividends with respect to the Class “G” shares.  If the Company redeems part of the shares, such redemption shall be in proportion to the number of Class “G” shares outstanding, without taking fractional shares into account.

The Class “G” shares so redeemed shall be cancelled as of the date of their redemption and the Company shall reduce the subdivision of its issued and paid-up share capital account pertaining to the Class “G” shares in accordance with the provisions of section 123.51 of the COMPANIES ACT.

(6) Right to purchase shares by mutual agreement. Subject to the provisions of section 123.56 of the COMPANIES ACT, the Company, at any time, if it deems it advisable to do so, without notice and without regard to the other classes of shares, may purchase by mutual agreement and at the best possible price, all or part of the issued and outstanding

Class “G” shares.

The Class “G” shares so purchased shall be cancelled as of the date of their purchase and the Company shall reduce the subdivision of its issued and paid-up share capital account pertaining to the Class “G” shares in accordance with the provisions of section 123.51 of the COMPANIES ACT.

7)  Veto Right.  No conversion of Class “G” shares and no creation of new classes of shares, which are at par with, or preferential to, the Class “G” shares, and no amendment of the provisions above concerning the shares of Class “G” or other existing classes of shares, with a view to conferring to the shares of these other classes rights or privileges equal or preferential to those attaching to the Class “G” shares, shall be authorized unless this conversion, creation or amendment shall have been approved by the vote of at least three quarters (¾) of the Class “G” shares, as represented by the holders thereof attending in person or by proxy at a special or general meeting convened for this purpose, in addition to the other requirements of the COMPANIES ACT.

SCHEDULE B

pertaining to

RESTRICTIONS ON THE TRANSFER OF SHARES

No share issued by the Company may be transferred or assigned without the consent of the directors, which consent shall be evidenced by a resolution of the Board of Directors.  This consent, however, may validly be given after the transfer or assignment has been registered in the Book of the Company, in which case the transfer or assignment shall be valid and take effect retroactively upon the date on which the transfer or assignment was recorded.

SCHEDULE C

pertaining to

OTHER PROVISIONS

1. CLOSED COMPANY

The Company shall be a “closed company” as defined within the meaning of the SECURITIES ACT (R.S.Q., c. V-1, s. 5), and, as such:

a)                                      the number of shareholders of the Company shall be limited to fifty (50), exclusive of present or former employees of the Company or of a subsidiary; two (2) or more persons who jointly hold one (1) or more shares shall be counted as one (1) shareholder;

b)                                     any invitation by the Company to the public to subscribe for any securities shall be prohibited.

2. BORROWING POWERS

In addition to the powers conferred by the articles and without restricting the generality of the powers conferred upon the directors by section 77 of the COMPANIES ACT R.S.Q., c. C-38, the directors, if they see fit, and without having to obtain the authorization of the shareholders, may:

a)                            borrow money upon the credit of the Company;

b)                           issue debentures or other securities of the Company and pledge or sell the same at such price or for such amounts as is deemed appropriate;

c)                                guarantee on behalf of the Company the performance of an obligation for which another person is responsible, subject to establishing the fact that the Company can or will be able to pay its liabilities as and when they become due and that the book value of its assets will not be less than the aggregate of its liabilities and its issued and paid-up share capital account.

d)                           hypothecate the immovable and movable property or otherwise affect the movable property of the Company; and

e)                            delegate one (1) or more of the above-mentioned powers to a director, to an executive committee, to a committee of the Board of Directors or to an officer of the Company.